UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432
Date of fiscal year end: October 31
Date of reporting period: October 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.
          The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2009

Legg Mason Global Currents
Variable International All
Cap Opportunity Portfolio

Managed by GLOBAL CURRENTS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks total return on its assets from growth of capital and income.

Portfolio name change

Prior to November 2, 2009, the Portfolio was known as Legg Mason Partners Variable International All Cap Opportunity Portfolio. There was no change in the Portfolio’s investment objective or investment policies as a result of the name change.

What’s inside

Letter from chairman	I

Portfolio overview	1

Portfolio at a glance	7

Portfolio expenses	8

Portfolio performance	10

Historical performance	11

Schedule of investments	12

Statement of assets and liabilities	17

Statement of operations	18

Statements of changes in net assets	19

Financial highlights	20

Notes to financial statements	21

Report of independent registered public accounting firm	32

Additional information	33

Important tax information	40

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Global Currents Investment Management, LLC (“Global Currents”) is the Portfolio’s subadviser. LMPFA and Global Currents are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during much of the twelve-month reporting period ended October 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department’s preliminary estimate for third quarter 2009 GDP growth was 2.8%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While the PMI dipped to 52.6 in September, it rose to 55.7 in October, its best reading since April 2006.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose 1.2% in August 2009 versus the prior month. This marked the fourth straight monthly gain. In addition, the National Association of Realtors’ Pending Home Sales Indexiv rose 6.1% in September, the eighth consecutive monthly increase.

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate rose to 10.2% in

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio   I

Letter from the chairman continued

October 2009, its highest level in more than twenty-six years. Since December 2007, the number of unemployed has risen by approximately 8.2 million and there have been twenty-two consecutive months of job losses.

The Federal Reserve Board (“Fed”)v continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratevi from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its November 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

After a poor start, the U.S. stock market rallied and, overall, generated solid results during the twelve-month reporting period. Stock prices fell during three of the first four months of the reporting period. This was due to a number of factors, including the rapidly weakening global economy, an ongoing credit crisis and plunging corporate profits. Stock prices continued to decline in early March, reaching a twelve-year low on March 9th. Stocks then rallied sharply through the end of September, as the S&P 500 Indexvii (the “Index”) rose approximately 58% from its March low. The Index then fell 1.86% in October, its first monthly loss since February. The market’s strong rebound was due to a variety of factors, including optimism that the economy was bottoming and that corporate profits would improve as the year progressed. All told, the Index returned 9.80% over the twelve-month reporting period ended October 31, 2009.

The international developed equity markets, as measured by the MSCI EAFE Indexviii, also posted positive results during the fiscal year and outperformed the Index during ten of the twelve months covered by this report. International stock prices were supported by signs that economic growth overseas was improving faster than in the U.S. and the weakening U.S. dollar. During the twelve-month period ended October 31, 2009, the MSCI EAFE Index returned 27.71%.

A special note regarding increased market volatility
Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

II   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your portfolio
Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
 Chairman, President, and Chief Executive Officer

November 27, 2009

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio   III

Letter from the chairman continued

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii	The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv	The Pending Home Sales Index is an index created by the National Association of Realtors that tracks home sales in which a contract is signed but the sale has not yet closed. The Index is a leading indicator of future existing home sales as it typically takes four to six weeks to close a sale after a contract has been signed.

[v]	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

viii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

IV   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio seeks total return on its assets from growth of capital and income. Under normal circumstances, the Portfolio invests primarily in a diversified portfolio of equity securities of foreign companies. The Portfolio may invest up to 20% of the value of its net assets in bonds, notes and debt securities. We leverage an integrated global research approach that seeks stocks in companies that we believe offer the best potential for capital appreciation. While we select investments primarily for their capital appreciation potential, some investments have an income component as well. The Portfolio may also invest in emerging markets on an opportunistic basis.

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. During the reporting period, in a time that represented a roller coaster ride for investors, international equity markets suffered significant losses in the final months of 2008 and early months of 2009, only to see both domestic and international equities rally significantly in March through September of 2009. The month of October reflected lackluster performance for international investors, kicking off a disappointing start for the fourth quarter of 2009. The international equity markets, as measured by the MSCI EAFE Indexi, posted a gain of 27.71% during the twelve months ended October 31, 2009.

During the fiscal year, both domestically and internationally, markets were dominated by a global financial crisis that led to recession, followed by a recovery in stocks in March of 2009. The recovery materialized as global economies began to stabilize and stocks discounted improving economic fundamentals spurring a rebound for many industries across the world. Despite a drawdown of stock prices in late 2008 and early 2009, over the full fiscal year, many stocks delivered solid performance as markets rebounded from the financial meltdown. The investment environment since the late first quarter 2009 rally is typical in recovery environments led by high betaii, lower-quality financial and cyclical company shares. What has been unusual is the magnitude of outperformance by the lowest-quality and highest-beta stocks, which transcends sectors and is seen in both defensive and pro-cyclical stock performance. In short, significant trading activity has been characterized by the purchase of low-quality stocks to gain exposure to the recovery or to cover previous short positions. Historically, this phase of recovery in the equity markets has led to a fundamental value phase where earnings growth and valuations account for stock price returns and regional/sector factors fade in performance.

On a macro level, the final months of 2008 and early months of 2009 reflected weakening economic growth, global recession and a credit crisis that froze many capital markets across the globe. With each passing month beginning in

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   1

Portfolio overview continued

March of 2009, the global economy seemed to stabilize and reflect a cyclical recovery but also exhibited a correction of past imbalances—that appears likely to make this global expansion a bit different from the past. As the fiscal reporting period drew to a close, the U.S. economy appeared to be in structural transition, characterized by a recovery that was occurring without current account deficit spending, i.e., it is not led by the U.S. consumer. The implication is that the U.S. current account deficit and trade deficits have not expanded and will not be a source of global liquidity growth; therefore, the major export nations, especially in Asia, will have to self-fund and stimulate their domestic economies. In short, the world economy can no longer rely on the profligate U.S. consumer. Moreover, the economic dislocation of the past year and beyond may shift the long-term focus from West to East, specifically, related to relative growth and value opportunities that appear promising in Asia and parts of the developing world.

Q. How did we respond to these changing market conditions?
A. Given its contrarian value approach, the portfolio was positioned in accordance with its fundamental stock-selection process, and we refined the holdings to assemble a portfolio focused on high-quality, leading franchises that we believed could compete in challenging market conditions. During the reporting period, the underperformance of the highest-quality and fundamentally best positioned companies in the world in virtually every sector caused the portfolio to underperform over specific periods in comparison to lower-quality, higher-risk securities that outperformed during the rally. The securities that comprise the portfolio tend to be industry leaders and have strong structural unit growth, product innovation, exposure to growing markets, flexible cost structures and a lean capital base. The portfolio is also comprised of what we characterize as platform companies: highly flexible, capital light businesses that focus on high value added activities such as product design, marketing, aftermarket services, research and development, etc., while outsourcing capital intensive manufacturing and distribution needs. Despite the outperformance of lower-quality stocks that we tend to avoid, we believe the portfolio is well positioned to benefit should the market rotate to high-quality stocks going forward, which could create a historic opportunity from a contrarian value standpoint.

2   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

Performance review
For the twelve months ended October 31, 2009, Legg Mason Global Currents Variable International All Cap Opportunity Portfolio1 returned 20.87%. The Portfolio’s unmanaged benchmark, the MSCI EAFE Index, returned 27.71% over the same time frame. The Lipper Variable International Value Funds Category Average2 returned 27.25% for the same period.

   PERFORMANCE SNAPSHOT as of October 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Variable International All Cap Opportunity Portfolio[1]	25.85%	20.87%

MSCI EAFE Index	31.18%	27.71%

Lipper Variable International Value Funds Category Average[2]	30.70%	27.25%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

   TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Portfolio’s most current prospectus dated February 28, 2009, the gross total operating expense ratio was 1.05%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?
A. During the period, stock selection in the Consumer Discretionary, Consumer Staples and Utilities sectors significantly enhanced the Portfolio’s results. An overweight to the Consumer Staples sector and an underweight to the Utilities sector also contributed positively to relative performance. On a country basis, the Portfolio benefited through stock selection in the United Kingdom and Japan. Over the reporting period, individual stocks that made a significant positive contribution to performance included Anheuser-Busch InBev NV and Denso Corp., both in

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 67 funds for the six-month period and among the 64 funds for the twelve-month period in the Portfolio’s Lipper category.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   3

Portfolio overview continued

the Consumer Discretionary sector, Banco Santander SA in the Financials sector and Experian PLC and MTU Aero Engines Holding AG, both in the Industrials sector.

Q. What were the leading detractors from performance?
A. During the reporting period, stock selection in the Information Technology (“IT”), Telecommunication Services and Energy sectors negatively impacted performance. On a country basis, the Portfolio’s performance declined through stock selection in Australia and Switzerland. Individual holdings that had a negative impact on Portfolio performance during the period included European Aeronautic Defense & Space Co. in the Consumer Discretionary sector, Societe Generale and UniCredito Italiano SpA, both in the Financials sector, Novartis AG (Registered Shares) in the Health Care sector and Infineon Technologies AG in the IT sector.

4   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

Thank you for your investment in Legg Mason Global Currents Variable International All Cap Opportunity Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Paul D. Ehrlichman
Global Equities
Chief Investment Officer and Portfolio Manager
Global Currents Investment Management, LLC

Sean M. Bogda, CFA Portfolio Manager Global Currents Investment Management, LLC	Safa R. Muhtaseb, CFA Portfolio Manager Global Currents Investment Management, LLC

Elisa Mazen Portfolio Manager Global Currents Investment Management, LLC	George Foley Portfolio Manager Global Currents Investment Management, LLC

November 17, 2009

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   5

Portfolio overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: BNP Paribas SA (3.2%), Anheuser-Busch InBev NV (3.1%), HSBC Holdings PLC (3.0%), Banco Santander SA (2.9%), Denso Corp. (2.7%), AXA (2.3%), Cheung Kong Holdings Ltd. (2.3%), DaimlerChrysler AG, Registered Shares (2.2%), StatoilHydro ASA (2.2%) and Royal Dutch Shell PLC, Class A Shares (2.2%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of October 31, 2009 were: Financials (25.2%), Consumer Discretionary (15.3%), Materials (11.0%), Industrials (9.5%) and Consumer Staples (9.2%). The Portfolio’s composition is subject to change at any time.

RISKS: Keep in mind, the Portfolio is subject to certain risks of overseas investing not associated with domestic investing, including currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Diversification does not assure against market loss. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

ii	Beta measures the sensitivity of the investment to the movements of its benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

6   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

Portfolio at a glance† (unaudited)

   INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Portfolio’s investments as of October 31, 2009 and October 31, 2008. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   7

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2009 and held for the six months ended October 31, 2009.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

   BASED ON ACTUAL TOTAL RETURN1

	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
25.85%	$1,000.00	$1,258.50	0.98%	$5.58

[1]	For the six months ended October 31, 2009.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

   BASED ON HYPOTHETICAL TOTAL RETURN1

HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
5.00%	$1,000.00	$1,020.27	0.98%	$4.99

[1]	For the six months ended October 31, 2009.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   9

Portfolio performance (unaudited)

   AVERAGE ANNUAL TOTAL RETURNS1

Twelve Months Ended 10/31/09	20.87%

Five Years Ended 10/31/09	2.62

Ten Years Ended 10/31/09	–2.04

   CUMULATIVE TOTAL RETURN1

10/31/99 through 10/31/09	–18.62%

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

Historical performance (unaudited)

   VALUE OF $10,000 INVESTED IN LEGG MASON GLOBAL CURRENTS VARIABLE
   INTERNATIONAL ALL CAP OPPORTUNITY PORTFOLIO VS. MSCI EAFE INDEX† —
   October 1999 - October 2009

†	Hypothetical illustration of $10,000 invested in Legg Mason Global Currents Variable International All Cap Opportunity Portfolio on October 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2009. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   11

Schedule of investments
October 31, 2009

   LEGG MASON GLOBAL CURRENTS VARIABLE INTERNATIONAL ALL CAP OPPORTUNITY PORTFOLIO

SHARES	SECURITY	VALUE

COMMON STOCKS — 99.4%

	Australia — 3.2%
216,505	Foster’s Group Ltd.(a)	$1,053,545

497,206	Telstra Corp., Ltd.(a)	1,479,531

	Total Australia	2,533,076
	Belgium — 3.1%
52,340	Anheuser-Busch InBev NV(a)	2,463,275

29,440	Anheuser-Busch InBev NV(a)*	217

	Total Belgium	2,463,492
	Bermuda — 1.1%
300,600	Yue Yuen Industrial Holdings Ltd.(a)	832,987
	Brazil — 0.6%

51,300	Cia Brasileira de Meios de Pagamento	471,405
	Canada — 3.5%
3,500	5N Plus Inc.*	17,901

17,000	Agrium Inc.	791,510

12,900	Barrick Gold Corp.	463,497

15,100	Canadian Natural Resources Ltd.	980,690

49,500	Viterra Inc.*	471,559

	Total Canada	2,725,157
	Cayman Islands — 0.1%
45,000	China Shineway Pharmaceutical Group Ltd.(a)	62,997
	China — 1.0%
200	Denway Motors Ltd.(a)	95

1,712,000	Shanghai Electric Group Co., Ltd., Class H Shares(a)	806,041

	Total China	806,136
	Denmark — 0.5%
6,781	Danisco A/S(a)	422,022
	Finland — 0.9%
55,000	Nokia Oyj, ADR	693,550
	France — 8.2%
73,400	AXA(a)	1,826,679

32,959	BNP Paribas SA(a)	2,482,994

See Notes to Financial Statements.

12   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

   LEGG MASON GLOBAL CURRENTS VARIABLE INTERNATIONAL ALL CAP OPPORTUNITY PORTFOLIO

SHARES	SECURITY	VALUE
	France — 8.2% continued

42,000	France Telecom SA(a)	$1,039,969

28,000	Publicis Groupe SA(a)	1,066,771

	Total France	6,416,413
	Germany — 10.5%
22,700	BASF SE(a)	1,216,110

35,700	DaimlerChrysler AG, Registered Shares(a)	1,740,262

9,977	Deutsche Bank AG, Registered Shares(a)	723,488

6,600	Linde AG(a)	691,187

24,900	MTU Aero Engines Holding AG(a)	1,134,144

34,966	Rhoen-Klinikum AG(a)	848,902

16,600	Siemens AG, Registered Shares(a)	1,497,953

23,200	Symrise AG(a)	427,648

	Total Germany	8,279,694
	Hong Kong — 5.0%
143,000	Cheung Kong Holdings Ltd.(a)	1,820,791

42,000	Jardine Matheson Holdings Ltd.(a)	1,251,431

164,000	Wharf Holdings Ltd.(a)	884,818

	Total Hong Kong	3,957,040
	Ireland — 0.9%
187,185	C&C Group PLC(a)	694,849
	Israel — 1.3%
19,800	Teva Pharmaceutical Industries Ltd., ADR	999,504
	Japan — 16.7%
27,400	Advantest Corp.(a)	601,197

37,300	Capcom Co., Ltd.(a)	635,944

76,600	Denso Corp.(a)	2,092,875

286	Japan Tobacco Inc.(a)	797,339

24,200	Makita Corp.(a)	809,286

15,500	Nidec Corp.(a)	1,322,382

209,936	NSK Ltd.(a)	1,203,413

170	Osaka Securities Exchange Co., Ltd.(a)	817,240

64,000	Ricoh Co., Ltd.(a)	883,365

27,300	Sumitomo Mitsui Financial Group Inc.(a)	937,942

31,400	Tokio Marine Holdings Inc.(a)	808,116

See Notes to Financial Statements.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   13

Schedule of investments continued
October 31, 2009
   LEGG MASON GLOBAL CURRENTS VARIABLE INTERNATIONAL ALL CAP OPPORTUNITY PORTFOLIO

SHARES	SECURITY	VALUE
	Japan — 16.7% continued

291,000	Tokyo Gas Co., Ltd.(a)	$1,152,247

17,270	Yamada Denki Co., Ltd.(a)	1,052,670

	Total Japan	13,114,016
	Jersey — 1.8%
157,800	Experian PLC(a)	1,448,254
	Mexico — 1.4%
54,600	Grupo Televisa SA, ADR	1,057,056
	Netherlands — 5.0%
14,800	Akzo Nobel NV(a)	875,878

57,778	Royal Dutch Shell PLC, Class A Shares	1,720,889

42,346	Unilever NV, CVA(a)	1,306,028

	Total Netherlands	3,902,795
	Norway — 3.5%
152,301	Norsk Hydro ASA(a)*	996,019

72,586	StatoilHydro ASA(a)	1,724,337

	Total Norway	2,720,356
	Singapore — 1.6%
128,000	DBS Group Holdings Ltd.(a)	1,169,023

20,000	Haw Par Corp., Ltd.(a)	79,683

	Total Singapore	1,248,706
	South Korea — 2.8%
87,300	LG Display Co., Ltd., ADR	1,038,870

11,600	POSCO, ADR	1,184,592

	Total South Korea	2,223,462
	Spain — 2.9%
139,200	Banco Santander SA(a)	2,243,883

1,529	Banco Santander SA(a)*	24,776

2,800	Clinica Baviera SA(a)*	33,653

	Total Spain	2,302,312
	Switzerland — 9.3%
20,900	Credit Suisse Group AG, Registered Shares(a)	1,117,936

12,000	Lonza Group AG, Registered Shares(a)	936,294

18,300	Novartis AG, Registered Shares(a)	955,938

6,253	Roche Holding AG(a)	1,003,285

See Notes to Financial Statements.

14   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

   LEGG MASON GLOBAL CURRENTS VARIABLE INTERNATIONAL ALL CAP OPPORTUNITY PORTFOLIO

SHARES	SECURITY	VALUE
	Switzerland — 9.3% continued

19,600	Transocean Ltd.*	$1,644,636

96,338	UBS AG, Registered Shares(a)*	1,615,593

	Total Switzerland	7,273,682
	United Kingdom — 14.5%
35,800	Amdocs Ltd.*	902,160

34,200	Anglo American PLC(a)*	1,244,519

178,515	Barclays PLC(a)*	935,649

51,600	BG Group PLC(a)	891,116

32,100	Carnival PLC(a)	997,080

102,100	Halfords Group PLC(a)	656,481

180,900	Home Retail Group PLC(a)	862,871

213,414	HSBC Holdings PLC(a)	2,365,862

30,400	Lonmin PLC(a)*	725,269

127,700	Persimmon PLC(a)*	843,570

448,750	Vodafone Group PLC(a)	994,609

	Total United Kingdom	11,419,186

	TOTAL COMMON STOCKS (Cost — $73,562,353)	78,068,147

RIGHTS — 0.0%

	Belgium — 0.0%
47,500	Fortis, Expires 7/4/14(a)(b)* (Cost — $0)	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $73,562,353)	78,068,147

FACE
AMOUNT

SHORT-TERM INVESTMENT — 0.6%

	Repurchase Agreement — 0.6%
$506,000	State Street Bank & Trust Co., repurchase agreement dated 10/30/09, 0.010% due 11/2/09; Proceeds due at maturity — $506,000; (Fully collateralized by U.S. Treasury Bill, 0.000% due 4/15/10; Market value — $519,636) (Cost — $506,000)	506,000

	TOTAL INVESTMENTS — 100.0% (Cost — $74,068,353#)	78,574,147

	Liabilities in Excess of Other Assets — 0.0%	(9,439)

	TOTAL NET ASSETS — 100.0%	$78,564,708

See Notes to Financial Statements.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   15

Schedule of investments continued
October 31, 2009
   LEGG MASON GLOBAL CURRENTS VARIABLE INTERNATIONAL ALL CAP OPPORTUNITY PORTFOLIO

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(b)	Illiquid security.

#	Aggregate cost for federal income tax purposes is $74,192,538.

Abbreviations used in this schedule:

ADR — American Depositary Receipt

CVA — Certificaaten van aandelen (Share Certificates)

   SUMMARY OF INVESTMENTS BY SECTOR**

Financials	25.2%

Consumer discretionary	15.3

Materials	10.9

Industrials	9.4

Consumer staples	9.2

Energy	8.9

Information technology	8.3

Health care	6.2

Telecommunication services	4.5

Utilities	1.5

Short-term investment	0.6

100.0%

**	As a percentage of total investments. Please note that Portfolio holdings are as of October, 31, 2009 and are subject to change.

See Notes to Financial Statements.

16   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

Statement of assets and liabilities
October 31, 2009

ASSETS:

Investments, at value (Cost — $74,068,353)	$78,574,147

Foreign currency, at value (Cost — $8,149)	8,097

Cash	492

Dividends receivable	182,586

Receivable for Portfolio shares sold	6,936

Prepaid expenses	1,843

Total Assets	78,774,101

LIABILITIES:

Investment management fee payable	59,650

Payable for Portfolio shares repurchased	27,326

Trustees’ fees payable	2,660

Accrued expenses	119,757

Total Liabilities	209,393

TOTAL NET ASSETS	$78,564,708

NET ASSETS:

Par value (Note 5)	$132

Paid-in capital in excess of par value	134,570,793

Undistributed net investment income	702,683

Accumulated net realized loss on investments and foreign currency transactions	(61,224,089)

Net unrealized appreciation on investments and foreign currencies	4,515,189

TOTAL NET ASSETS	$78,564,708

Shares Outstanding	13,216,817

Net Asset Value	$5.94

See Notes to Financial Statements.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   17

Statement of operations
For the Year Ended October 31, 2009

INVESTMENT INCOME:

Dividends	$2,144,765

Less: Foreign taxes withheld	(179,773)

Total Investment Income	1,964,992

EXPENSES:

Investment management fee (Note 2)	603,198

Custody fees	54,611

Shareholder reports	44,962

Audit and tax	27,127

Legal fees	26,959

Trustees’ fees	8,576

Insurance	3,955

Transfer agent fees	3,558

Miscellaneous expenses	5,383

Total Expenses	778,329

NET INVESTMENT INCOME	1,186,663

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investment transactions	(39,529,154)

Foreign currency transactions	10,930

Net Realized Loss	(39,518,224)

Change in Net Unrealized Appreciation/Depreciation From:

Investments	51,793,728

Foreign currencies	11,364

Change in Net Unrealized Appreciation/Depreciation	51,805,092

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	12,286,868

INCREASE IN NET ASSETS FROM OPERATIONS	$13,473,531

See Notes to Financial Statements.

18   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2009	2008
OPERATIONS:

Net investment income	$1,186,663	$1,829,892

Net realized loss	(39,518,224)	(7,968,203)

Change in net unrealized appreciation/depreciation	51,805,092	(63,428,721)

Increase (Decrease) in Net Assets From Operations	13,473,531	(69,567,032)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(2,200,008)	(1,500,002)

Net realized gains	—	(78,540,689)

Decrease in Net Assets From Distributions to Shareholders	(2,200,008)	(80,040,691)

PORTFOLIO SHARE TRANSACTIONS (NOTE 5):

Net proceeds from sale of shares	825,909	907,657

Reinvestment of distributions	2,200,008	80,040,359

Cost of shares repurchased	(11,533,560)	(24,918,598)

Increase (Decrease) in Net Assets From Portfolio Share Transactions	(8,507,643)	56,029,418

INCREASE (DECREASE) IN NET ASSETS	2,765,880	(93,578,305)

NET ASSETS:

Beginning of year	75,798,828	169,377,133

End of year*	$78,564,708	$75,798,828

* Includes undistributed net investment income of:	$702,683	$1,705,098

See Notes to Financial Statements.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   19

Financial highlights

   FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
   EACH YEAR ENDED OCTOBER 31:

	2009[1]	2008[1]	2007[1]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$5.07	$19.31	$16.79	$13.56	$11.77

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.08	0.12	0.24	0.17	0.13

Net realized and unrealized gain (loss)	0.94	(5.02)	2.99	3.25	1.77

Total income (loss) from operations	1.02	(4.90)	3.23	3.42	1.90

LESS DISTRIBUTIONS FROM:

Net investment income	(0.15)	(0.17)	(0.35)	(0.19)	(0.11)

Net realized gains	—	(9.17)	(0.36)	—	—

Total distributions	(0.15)	(9.34)	(0.71)	(0.19)	(0.11)

NET ASSET VALUE, END OF YEAR	$5.94	$5.07	$19.31	$16.79	$13.56

Total return[3]	20.87%	(46.09)%	19.78%	25.46%	16.21%

NET ASSETS, END OF YEAR (MILLIONS)	$79	$76	$169	$170	$160

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	1.10%	1.12%	1.00%[4]	0.96%	1.00%

Net expenses[5]	1.10	1.12 [6]	1.00 [4,6]	0.96 [6]	1.00

Net investment income	1.67	1.41	1.32	1.03	0.98

PORTFOLIO TURNOVER RATE	79%	63%	101%	8%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2007.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 0.99% and 0.98%, respectively.

[5]	As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 1.50% until December 31, 2011.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies
Legg Mason Global Currents Variable International All Cap Opportunity Portfolio (formerly known as Legg Mason Partners Variable International All Cap Opportunity Portfolio) (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through December 15, 2009, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Fair valuing of securities may also be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American depositary receipts (ADRs) and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   21

Notes to financial statements continued

used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

		OTHER SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:

Common stocks:

Consumer discretionary	$1,057,056	$10,954,948	—	$12,012,004

Consumer staples	471,559	6,737,275	—	7,208,834

Energy	4,346,215	2,615,453	—	6,961,668

Financials	—	19,774,790	—	19,774,790

Health care	999,504	3,841,069	—	4,840,573

Industrials	—	7,420,919	—	7,420,919

Information technology	3,123,886	3,442,888	—	6,566,774

Materials	2,439,599	6,176,630	—	8,616,229

Telecommunication services	—	3,514,109	—	3,514,109

Utilities	—	1,152,247	—	1,152,247

Rights	—	—	$0	0

Total long-term investments	12,437,819	65,630,328	0	78,068,147

Short-term investment†	—	506,000	—	506,000

Total investments	$12,437,819	$66,136,328	$0	$78,574,147

†	See Schedule of Investments for additional detailed categorizations.

22   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

RIGHTS
Balance as of October 31, 2008	$0

Accrued premium/discounts	—

Realized gain/(loss)	—

Change in unrealized appreciation/depreciation[1]	0

Net purchases/(sales)	—

Net transfers in and/or out of Level 3	—

Balance as of October 31, 2009	$0

Net unrealized appreciation (depreciation) for investments in securities still held at October 31, 2009[1]	$0

[1]	This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   23

Notes to financial statements continued

the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign risk. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Portfolio’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

24   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provision for income tax would be required in the Portfolio financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET	ACCUMULATED NET	PAID-IN
	INVESTMENT INCOME	REALIZED LOSS	CAPITAL
(a)	—	$13,815,906	$(13,815,906)

(b)	$10,930	(10,930)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryforward.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Global Currents Investment Management, LLC (“Global Currents”) is the Portfolio’s subadviser. LMPFA and Global Currents are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.850%

Next $1 billion	0.825

Next $3 billion	0.800

Next $5 billion	0.775

Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   25

Notes to financial statements continued

For its services, LMPFA pays Global Currents 70% of the net management fee it receives from the Portfolio.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 1.50% until December 31, 2011.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

The Portfolio had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Portfolio and any payments made pursuant to the Plan will be made from the Portfolio’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of October 31, 2009, the Portfolio had accrued $1,093 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments
During the year ended October 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$55,145,073

Sales	63,007,420

26   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

At October 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,336,780

Gross unrealized depreciation	(4,955,171)

Net unrealized appreciation	$4,381,609

4. Derivative instruments and hedging activities
Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2009, the Portfolio did not invest in any derivative instruments.

5. Shares of beneficial interest
At October 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Portfolio were as follows:

	YEAR ENDED	YEAR ENDED
	OCTOBER 31, 2009	OCTOBER 31, 2008
Shares sold	163,479	111,000

Shares issued on reinvestment	459,317	9,023,716

Shares repurchased	(2,344,693)	(2,967,260)

Net increase (decrease)	(1,721,897)	6,167,456

6. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended October 31 was as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$2,200,008	$1,500,005

Net long-term capital gains	—	78,540,686

Total distributions paid	$2,200,008	$80,040,691

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   27

Notes to financial statements continued

As of October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$827,786

Capital loss carryforward*	(61,129,070)

Other book/tax temporary differences(a)	(95,937)

Unrealized appreciation/(depreciation)(b)	4,391,004

Total accumulated earnings/(losses) — net	$(56,006,217)

*	As of October 31, 2009, the Portfolio had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
10/31/2010	$(6,907,953)

10/31/2011	(6,907,953)

10/31/2016	(7,857,199)

10/31/2017	(39,455,965)

$(61,129,070)

These amounts will be available to offset any future taxable capital gains. Additionally, $13,815,906 of the capital loss carryforward is subject to an annual limitation of $6,907,953 resulting from an ownership change the Portfolio experienced in a prior year.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

7. Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data

28   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   29

Notes to financial statements continued

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second

30   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future,

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

9. Other shareholder information
At the August 2009 meeting, the Board of Trustees approved changing the Portfolio’s fiscal year end from October 31st to December 31st. This change will result in a “stub period” annual report being produced for the two-month period ending December 31, 2009.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   31

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Global Currents Variable International All Cap Opportunity Portfolio (formerly Legg Mason Partners Variable International All Cap Opportunity Portfolio), a series of Legg Mason Partners Variable Equity Trust, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Global Currents Variable International All Cap Opportunity Portfolio as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 15, 2009

32   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Global Currents Variable International All Cap Opportunity Portfolio (formerly known as Legg Mason Partners Variable International All Cap Opportunity Portfolio) (the “Portfolio”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Portfolio (the “Independent Trustees”), and executive officers of the Portfolio, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
PAUL R. ADES

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)

Number of portfolios in fund complex overseen by Trustee	55

Other board memberships held by Trustee	None

ANDREW L. BREECH

Birth year	1952

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of portfolios in fund complex overseen by Trustee	55

Other board memberships held by Trustee	None

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio   33

Additional information (unaudited) continued
Information about Trustees and Officers

DWIGHT B. CRANE

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)

Number of portfolios in fund complex over-seen by Trustee	55

Other board memberships held by Trustee	None

ROBERT M. FRAYN, JR.

Birth year	1934

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)

Number of portfolios in fund complex overseen by Trustee	55

Other board memberships held by Trustee	None

FRANK G. HUBBARD

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)

Number of portfolios in fund complex overseen by Trustee	55

Other board memberships held by Trustee	None

34   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio

HOWARD J. JOHNSON

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present

Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)

Number of portfolios in fund complex overseen by Trustee	55

Other board memberships held by Trustee	None

DAVID E. MARYATT

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)

Number of portfolios in fund complex overseen by Trustee	55

Other board memberships held by Trustee	None

JEROME H. MILLER

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1995

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex overseen by Trustee	55

Other board memberships held by Trustee	None

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio   35

Additional information (unaudited) continued
Information about Trustees and Officers

KEN MILLER

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)

Number of portfolios in fund complex overseen by Trustee	55

Other board memberships held by Trustee	None

JOHN J. MURPHY

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)

Number of portfolios in fund complex overseen by Trustee	55

Other board memberships held by Trustee	Director, Nicholas Applegate Institutional Funds (since 2005); Trustee, Consulting Group Capital Markets Funds (since 2002); Trustee, UBS Funds (since 2008); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

THOMAS F. SCHLAFLY

Birth year	1948

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989) Partner, Thompson Coburn LLP (law firm) (since 2009); of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firm (prior to May 2009)

Number of portfolios in fund complex overseen by Trustee	55

Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)

36   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio

JERRY A. VISCIONE

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex overseen by Trustee	55

Other board memberships held by Trustee	None

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, CitiFund Management Inc. (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (“CFM”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by Trustee	135

Other board memberships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio   37

Additional information (unaudited) continued
Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s)held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005);

JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

38   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2005

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio   39

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2009.

Record date:	12/18/2008

Payable date:	12/19/2008

Foreign source income	100.00%

Foreign taxes paid per share	$0.023446

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

40   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio

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Important Tax Information (unaudited)

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Legg Mason Global Currents
Variable International
All Cap Opportunity Portfolio

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Global Currents
Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

Boston Financial Data Services, Inc.
2 Heritage Drive
Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON GLOBAL CURRENTS VARIABLE INTERNATIONAL ALL CAP OPPORTUNITY PORTFOLIO
Legg Mason Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Global Currents Variable International All Cap Opportunity Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

2009 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information

                    NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010542 12/09 SR09-961

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2008 and October 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $146,300 in 2008 and $152,500 in 2009.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2008 and $149 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $30,750 in 2008 and $18,500 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2009.
(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: December 30, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: December 30, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Variable Equity Trust
Date: December 30, 2009